EATON VANCE MUNICIPAL INCOME TRUST

Supplement to Statement of Additional Information dated March 27, 2018

The following changes are effective October 1, 2018:

1.	The following is added to the table under “Trustees and Officers” under “Noninterested Trustees”:

Name and Year of Birth	Trust Position(s)(1)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Keith Quinton 1958	Class III Trustee	Until 2020. 2 years. Since 2018.	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Systems (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001 - 2014).	174	Director of New Hampshire Municipal Bond Bank (since 2016).
Marcus L. Smith 1966	Class III Trustee	Until 2020. 2 years. Since 2018.	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994 – 2017).	174	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

2.	The following replaces the third footnote to the table under “Trustees and Officers”:

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

3.	The following replaces the third sentence in the first paragraph in the paragraphs below the tables under “Trustees and Officers”:

The Board is currently composed of twelve Trustees, including eleven Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each a “noninterested Trustee”).

4.	The following is added as the fifteenth paragraph in the paragraphs below the tables under “Trustees and Officers”:

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018. Mr. Quinton had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director of the New Hampshire Municipal Bond Bank.

5.	The following is added as the sixteenth paragraph in the paragraphs below the tables under “Trustees and Officers”:

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit Committee, and a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he is a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He has also been a trustee of the University of Mount Union since 2008 and has served as the chairman of the finance committee since 2015. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation.

6.	The following replaces the first sentence of the paragraph describing the Governance Committee under “Trustees and Officers”:

Mmes. Mosley (Chairperson), Frost, Peters, Sutherland and Taggart and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee.

7.	The following replaces the first sentence of the paragraph describing the Contract Review Committee under “Trustees and Officers”:

Messrs. Wennerholm (Chairperson), Fetting, Gorman, Park, Quinton and Smith and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee.

8.	The following replaces the first sentence of the paragraph describing the Portfolio Management Committee under “Trustees and Officers”:

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Fetting and Smith are members of the Portfolio Management Committee.

9.	The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Trustees and Officers”:

Messrs. Sutherland (Chairperson) and Taggart and Messrs. Gorman, Quinton and Wennerholm are members of the Compliance Reports and Regulatory Matters Committee.

September 21, 2018